UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2006

ACCENTIA BIOPHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in its Charter)

Florida	000-51383	04-3639490
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

324 South Hyde Park Ave., Suite 350

Tampa, Florida 33606

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (813) 864-2554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ACCENTIA BIOPHARMACEUTICALS, INC.

FORM 8-K

Item 1.01. Entry Into a Material Definitive Agreement.

On March 31, 2006, Accentia Biopharmaceuticals, Inc.’s (“Accentia”) majority-owned subsidiary, Biovest International, Inc., a Delaware corporation (“Biovest”), closed a financing transaction (the “Transaction”) with Laurus Master Fund, Ltd., a Cayman Islands corporation (“Laurus”), pursuant to which Laurus purchased from Biovest a secured promissory note in the principal amount of $7,799,000 (the “Note”) and a warrant to purchase up to 18,087,889 shares of Biovest’s common stock at an exercise price of $.01 per share (the “Warrant”). Since June 2003 Accentia has been the sole source of financing for Biovest; however, this Transaction with Laurus represents the initial financing by Biovest from sources other than Accentia. Following this transaction, Biovest plans to continue to seek additional sources of funding other than Accentia to meet its operational and working capital requirements.

The Note and Warrant were purchased pursuant to a Note and Warrant Purchase Agreement between Biovest and Laurus (the “Purchase Agreement”). The following describes certain material terms of the Biovest Transaction:

•	Under the terms of the Note, $299,000 of the principal amount was disbursed at the closing to Laurus and other third parties to cover closing fees and expenses relating to the transaction (including a $262,500 closing fee payable to Laurus), and $7,500,000 of the principal amount was deposited into a restricted bank account of Biovest (the “Restricted Account”) pursuant to a restricted account agreement between Biovest and Laurus. Under the restricted account agreement and other Transaction documents, Laurus will have control and dominion over the Restricted Account, and amounts will only be disbursed from the Restricted Account upon a written notice from Laurus. Unless otherwise agreed by Laurus, Laurus is expected to authorize disbursements from the Restricted Account as the Company is able to secure additional working capital financing in the amounts and of the type more particularly described in the Transaction documents. While the funds remain in the Restricted Account, they will not be available for the working capital or other financing needs of the Company, and upon the maturity or prepayment of the Note, the funds in the Restricted Account (if any) will be used to satisfy the obligation.

•	The Note will become due and payable on March 31, 2009, provided that any portion of the principal amount not contained in the Restricted Account will be amortized in equal monthly payments of principal and interest beginning on July 1, 2006 and ending on the maturity date. The initial monthly payment amount will be $9,060.61 per month, provided that as amounts are released from the Restricted Account from time to time, such amounts will be added to the amortizing portion of the Note, and the monthly payments will increase accordingly. The Note can be prepaid by Biovest at any time without penalty.

•	The outstanding principal amount of the Note will bear interest at a rate equal to the greater of the prime rate plus 2% or 9% per annum, except that any portion of the principal amount contained in the Restricted Account will bear interest at prime rate. In addition to the interest on the Note, Biovest paid Laurus a closing payment in the amount of $262,500 upon the closing of the Transaction.

•	Sixty-four percent (64%) of the Note is guaranteed by Accentia, the majority stockholder of Biovest. Accentia also has a separate credit facility with Laurus pursuant to which Accentia has pledged its assets as collateral, and pursuant to the Transaction documents, this pledge of collateral by Accentia will also secure Accentia’s guarantee of the Note. Additionally, all of the assets of Biovest, including its intellectual property and the stock of its Biovax, Inc. subsidiary, were pledged by Biovest as collateral for the Note and Obligations to Laurus.

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•	The Warrant provides that Laurus may purchase up to 18,087,889 shares of Biovest’s common stock at an exercise price equal to $.01 per share. The exercise price may be paid by Laurus in cash or through a cashless exercise by surrendering a portion of the warrant or underlying warrant shares with a fair market value at the time of exercise equal to the exercise price. The Warrant will expire on March 31, 2021.

•	In connection with the Transaction, Laurus and Biovest entered into a registration rights agreement providing that Laurus will have the right to require Biovest to file a registration statement with the U.S. Securities and Exchange Commission to register the resale of the shares issuable to Laurus pursuant to the exercise of the warrant. Biovest will be required to file such registration statement within sixty (60) days after written demand by Laurus, provided that in no event with Biovest be required to file such registration statement earlier than ninety (90) days after the closing of the Transaction. Biovest is required to use its best efforts to cause such registration statement to be declared effective no later than ninety (90) days after the date on which it is filed and to maintain the effectiveness of such registration statement until the registered securities are sold by Laurus or can be sold under SEC Rule 144(k). The agreement also grants Laurus “piggyback registration rights” to include the warrant shares in any other registration statement filed by Biovest, with certain customary exceptions.

•	Under the Purchase Agreement, so long as Biovest and/or any of its subsidiaries has any outstanding Obligations (as defined in the Master Security Agreement entered into by Laurus and Biovest in connection with the Transaction ) to the Purchaser, Laurus has been granted a right of first refusal to provide any additional debt financing to be obtained by Biovest in the future, with certain exceptions.

The Note and Warrant were issued by Biovest as described above in a transaction that was exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) of the Securities Act and by virtue of Rule 506 of Regulation D under the Securities Act. Such sale and issuance did not involve any public offering, was made without general solicitation or advertising, and Laurus is an accredited investor with access to all relevant information necessary to evaluate the investment and represented to us that the Note and Warrant were being acquired for investment.

The foregoing description of the Transaction does not purport to be a complete description of the material terms of the Transaction and is qualified in its entirety by reference to the agreements entered into in connection with the Transaction. Such agreements are included as exhibits to this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registration.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 9.01. Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

ACCENTIA BIOPHARMACEUTICALS, INC.

By:	/s/ Samuel S. Duffey
Samuel S. Duffey
General Counsel

Date: April 6, 2006

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EXHIBIT INDEX

Exhibit Number	Description
10.1	Note and Warrant Purchase Agreement, dated March 31, 2006, between Biovest International, Inc. (“Biovest”) and Laurus Master Fund, Ltd. (“Laurus”).

10.2	Secured Promissory Note, dated March 31, 2006, issued by Biovest to Laurus.

10.3	Common Stock Purchase Warrant, dated March 31, 2006, issued by Biovest to Laurus.

10.4	Restricted Account Agreement, dated March 31, 2006, among Biovest, Laurus, and North Fork Bank.

10.5	Restricted Account Letter Agreement, dated March 31, 2006, between Biovest and Laurus.

10.6	Registration Rights Agreement, dated March 31, 2006, between Biovest and Laurus.

10.7	Master Security Agreement, dated March 31, 2006, among Laurus, Biovest, and Biovax, Inc.

10.8	Stock Pledge Agreement, dated March 31, 2006, between Laurus and Accentia Biopharmaceuticals, Inc. (“Accentia”).

10.9	Guaranty, dated March 31, 2006, made by Accentia in favor of Laurus.

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